Long-term Investments, Net	12 Months Ended
Dec. 31, 2018
LONG-TERM INVESTMENTS, NET [Abstract]
Long-term Investments, Net

12. LONG-TERM INVESTMENTS, NET

	As of December 31, (in thousands)
	2017	2018
Equity investments	$3,000	$3,000

Total	$3,000	$3,000

Changyou entered into an investment agreement with a mobile product development company to acquire 30% of the equity interests in the company, with initial consideration of $0.7 million, which was paid in 2015. The investment was accounted for under the equity method, because Changyou can exercise significant influence over the company through the right to appoint one director to the board of the investee company, but does not own a majority of the equity interests in or control the company. During 2017 and 2018, the Company recognized impairment losses of $0.5 million and $nil, respectively, for the equity investment, due to the investee company’s disappointing financial results. As of December 31, 2017 and 2018, the carrying amount of this equity method investment was $nil and $nil, respectively, reflecting the Company’s proportionate share of the equity in the investee company, and the Company recognized a loss of $60,322, $45,212 and $nil, respectively, in other income in the consolidated statements of comprehensive income in 2016, 2017 and 2018.

In 2015, Changyou made an initial investment of $3 million in return for a limited partner interest in an incubator fund. Changyou accounted for the investment using the cost method, as the investment did not have a readily determinable fair value in 2018.